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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   June 13, 2001 (June 6, 2001)

                             STANDARD PACIFIC CORP.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   1-4785                  86-0077724
(State or Other Jurisdiction      (Commission              (IRS Employer
      of Incorporation)           File Number)          Identification No.)


        15326 Alton Parkway
        Irvine, California                                    92618
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:               (949) 789-1600

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

     On January 11, 2001 Standard Pacific Corp. (the "Company") filed, pursuant to Rule 415 under the Securities Act of 1933, as amended, a registration statement on Form S-3 (File No. 333-52732) including a prospectus (the "Prospectus"), which was declared effective by the Securities and Exchange Commission on January 16, 2001. On June 8, 2001, the Company filed a Prospectus Supplement, dated June 6, 2001, and the Prospectus, relating to the offering of $50,000,000 principal amount of the Company's 8 1/2% Senior Notes due 2009 (the "Notes"). In connection with the offering of the Notes, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits:

         The following exhibits are filed with this report on Form 8-K:

Exhibit Number    Description of Exhibit
--------------    ----------------------

1.1 Underwriting Agreement, dated June 6, 2001, by and between the Company and Credit Suisse First Boston Corporation with respect to the issuance and sale of the Notes.

4.1               Form of Note

5.1 Opinion letter of Gibson, Dunn & Crutcher LLP regarding the validity of the Notes.

12.1              Statement re Computation of Ratio of Earnings to Fixed
                  Charges.

23.1              Consent of Gibson, Dunn & Crutcher LLP (included as part of
                  Exhibit 5.1).


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Date:  June 12, 2001
                                      STANDARD PACIFIC CORP.


                                      By: /s/ CLAY A. HALVORSEN
                                      -------------------------
                                      Clay A. Halvorsen
                                      Senior Vice President, General Counsel and
                                      Secretary